EXHIBIT 99.2

Integrated Clean Air Solutions for Industry * * CECO and Met-Pro Combining Forces for a Stronger Tomorrow April 22, 2013

Integrated Clean Air Solutions for Industry Color Palette CECO Blue: 33, 68, 115 CECO Light Blue: 197, 226, 252 CECO Mid Blue: 159, 194, 245 CECO Grey Text: 89, 89, 89 CECO Yellow: 255, 255, 153 CECO Content Box: 74, 126, 187 CECO Green: 146, 208, 80 CECO Dark Green: 0, 153, 0 CECO Light Green: 201, 254, 172 * Jeff Lang Chief Executive Officer & Director

Integrated Clean Air Solutions for Industry Color Palette CECO Blue: 33, 68, 115 CECO Light Blue: 197, 226, 252 CECO Mid Blue: 159, 194, 245 CECO Grey Text: 89, 89, 89 CECO Yellow: 255, 255, 153 CECO Content Box: 74, 126, 187 CECO Green: 146, 208, 80 CECO Dark Green: 0, 153, 0 CECO Light Green: 201, 254, 172 * Forward Looking Statements Information in this document contains forward-looking statements, which involve a number of risks and uncertainties. CECO Environmental Corp. (“CECO”) and Met-Pro Corporation (“Met-Pro”) caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. All such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving CECO and Met-Pro, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the failure of CECO or Met-Pro stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in CECO’s and Met-Pro’s filings with the SEC. CECO and Met-Pro disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise. Important Information for Investors and Stockholders   This communication does not constitute an offer to sell or the solicitation of an offer to buy securities or a solicitation of any vote or approval. This communication is not a substitute for the prospectus/proxy statement CECO Environmental Corp. and Met-Pro Corporation will file with the SEC. Investors in CECO or Met-Pro are urged to read the prospectus/proxy statement, which will contain important information, including detailed risk factors, when it becomes available. The prospectus/proxy statement and other documents that will be filed by the Company and Met-Pro with the SEC will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to CECO Environmental Corp., 4625 Red Bank Road, Suite 200, Cincinnati, Ohio 45227, Attention: Investor Relations; or to Met-Pro Corporation, 160 Cassell Road, Harleysville, Pennsylvania 19438, Attention: Investor Relations. A final prospectus/proxy statement will be mailed to CECO’s stockholders and shareholders of Met-Pro.   Non-GAAP These slides may contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of historical or future financial performance that excludes amounts that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements). In accordance with the requirements of Regulation G, the table in the Appendix presents the most directly comparable GAAP financial measure and reconciles non-GAAP adjusted EBITDA to the comparable GAAP measure. Adjusted EBITDA is not calculated in accordance with GAAP, and should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Proxy Solicitation   CECO and Met-Pro, and certain of their respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of CECO is set forth in the proxy statement for CECO’s 2013 annual meeting of stockholders and CECO’s 10-K for the year ended December 31, 2012. Information about the directors and executive officers of Met-Pro is set forth in the proxy statement for Met-Pro’s 2012 annual meeting of shareholders and Met-Pro’s Form 10-K for the year ended January 31, 2012. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Integrated Clean Air Solutions for Industry Color Palette CECO Blue: 33, 68, 115 CECO Light Blue: 197, 226, 252 CECO Mid Blue: 159, 194, 2 CECO Grey Text: 89, 89, 89 CECO Yellow: 255, 255, 153 CECO Content Box: 74, 126, 187 CECO Green: 146, 208, 80 CECO Dark Green: 0, 153, 0 CECO Light Green: 201, 254, 172 Transaction Summary * Structure & Consideration CECO has agreed to acquire Met-Pro for $13.75 per share in cash and/or CECO common stock Cash consideration: $7.25 per share ($110.2 million) (1) Stock consideration: $6.50 per share ($97.1 million, representing ~31% ownership in pro forma entity) (1) Cash / Stock election: Met-Pro shareholders have the right to elect consideration in varying amounts of cash or stock, subject to proration mechanism Collar: stock consideration exchange ratio equals $13.75 per share divided by the Parent Trading Price(2), provided that if the result of such calculation is less than or equal to 1.000x, the exchange ratio shall be 1.000x, and if the result of such calculation is greater than or equal to 1.352x, the exchange ratio shall be 1.352x. 15 day volume-weighted average closing price was $11.96 as of April 19, 2013. Stock consideration subject to floating exchange ratio and collar mechanism. “Parent Trading Price” means the volume weighted average price of CECO common stock, as reported on the Nasdaq Global Market for the fifteen (15) consecutive trading days ending on the trading day immediately preceding the closing date. Financial Benefits Expect ~$9 million in annual cost synergies with full realization by CY2014 Strong margin uplift Improved free cash flow performance Highly accretive to EPS Conditions & Expected Closing Shareholder approval from both parties NASDAQ approval Other customary approvals and closing conditions Expected close: September 2013

Integrated Clean Air Solutions for Industry Color Palette CECO Blue: 33, 68, 115 CECO Light Blue: 197, 226, 252 CECO Mid Blue: 159, 194, 245 CECO Grey Text: 89, 89, 89 CECO Yellow: 255, 255, 153 CECO Content Box: 74, 126, 187 CECO Green: 146, 208, 80 CECO Dark Green: 0, 153, 0 CECO Light Green: 201, 254, 172 Key Transaction Benefits Combination Creates a New Class of Air Pollution Control Assets Poised to Achieve Superior Growth * Strong strategic fit Opportunity to consolidate highly fragmented market and become clear independent market leader Expanded global reach 1. 2. 3. 4. 5. 6. Attractive market growth drivers underpin strong growth potential 7. Experienced management with proven track records as public companies 8. Poised to benefit from enhanced end-market and customer diversity Highly financially compelling with enhanced scale Poised to achieve significant synergies

Integrated Clean Air Solutions for Industry Color Palette CECO Blue: 33, 68, 115 CECO Light Blue: 197, 226, 252 CECO Mid Blue: 159, 194, 245 CECO Grey Text: 89, 89, 89 CECO Yellow: 255, 255, 153 CECO Content Box: 74, 126, 187 CECO Green: 146, 208, 80 CECO Dark Green: 0, 153, 0 CECO Light Green: 201, 254, 172 Significant Benefits to CECO Shareholders * Significant majority ownership of the highly attractive CECO / Met-Pro combined company Stronger, more attractive industry competitor than CECO on standalone basis Forms a premier global leader in air pollution control, fluid handling, filtration & equipment solutions Greater ability to penetrate higher growth geographies and end-markets Benefit from increased scale and improved market liquidity Participation in considerable value creation resulting from the combination ~69%(1) ownership of pro forma Company for CECO shareholders Expect to realize ~$9 million in annual cost synergies Combination with a highly complementary strategic partner with proven track record as a public company Benefit from increased size, diversification Combination Significantly More Compelling than Standalone Based on 15 day volume-weighted average closing price of $11.96 as of April 19, 2013. Stock consideration subject to floating exchange ratio and collar mechanism.

Integrated Clean Air Solutions for Industry Color Palette CECO Blue: 33, 68, 115 CECO Light Blue: 197, 226, 252 CECO Mid Blue: 159, 194, 245 CECO Grey Text: 89, 89, 89 CECO Yellow: 255, 255, 153 CECO Content Box: 74, 126, 187 CECO Green: 146, 208, 80 CECO Dark Green: 0, 153, 0 CECO Light Green: 201, 254, 172 Strong Strategic Fit * Filtration Core Overlapping Competencies Ventilation Systems Catalytic Reduction Equipment, Components, Parts Filtration and purification equipment Fluid handling equipment Proprietary chemicals Air pollution control equipment & technology Related parts and services for industrial air systems Strong complementary product portfolio creates “one-stop-shop” to best serve customers Ability to leverage unique trade knowledge, patents and manufacturing capabilities Introduction of pumps business enhances margin profile while diversifying end-market exposure Opportunity to Capitalize on Core Business Alignment

Integrated Clean Air Solutions for Industry Color Palette CECO Blue: 33, 68, 115 CECO Light Blue: 197, 226, 252 CECO Mid Blue: 159, 194, 245 CECO Grey Text: 89, 89, 89 CECO Yellow: 255, 255, 153 CECO Content Box: 74, 126, 187 CECO Green: 146, 208, 80 CECO Dark Green: 0, 153, 0 CECO Light Green: 201, 254, 172 Poised to Benefit from Enhanced End-Market and Customer Diversity * Combination enhances breadth and depth of end-market exposure to blue-chip customer base Expansion results in natural hedge against market and customer-specific volatility Unlocks significant cross-selling opportunities with access to over 11,500 active customers worldwide Strong play to consolidate market and benefit from economies of scale and scope Core Competencies Pharmaceutical Automotive Chemical / Petro Steel & Metal Refinery Industrial Manufacturing Food Processing Saltwater Aquariums Semiconductor / Electronics Municipalities Universities Hospitals Government Facilities Industrial Ventilation Traditional Power & Natural Gas Power Aerospace

Integrated Clean Air Solutions for Industry Color Palette CECO Blue: 33, 68, 115 CECO Light Blue: 197, 226, 252 CECO Mid Blue: 159, 194, 245 CECO Grey Text: 89, 89, 89 CECO Yellow: 255, 255, 153 CECO Content Box: 74, 126, 187 CECO Green: 146, 208, 80 CECO Dark Green: 0, 153, 0 CECO Light Green: 201, 254, 172 Attractive Market Growth Drivers * Favorable Industry Dynamics Underpin Strong Growth Potential Increasingly stringent air pollution control regulatory environment U.S. EPA: Mandated air quality standards for power plants OSHA: Established permissible exposure limits for contaminants U.S. DOE: Promoting new technology growth in biomass and gasification Shale revolution driving natural gas power generation Consumption of natural gas expected to grow ~45% by 2035 Natural gas is expected to displace coal-fired plants China’s rapid industrialization and focus on compliance 12th 5-Year Plan: All coal/oil fired thermal units must comply with significantly stricter air pollution controls by January 1, 2014 Increased demand from refining and chemical processes North American shale gas feedstock fundamentals drive manufacturing advantage “Re-industrialization” of North America: Many new industrial/manufacturing projects slated for startup

Integrated Clean Air Solutions for Industry Color Palette CECO Blue: 33, 68, 115 CECO Light Blue: 197, 226, 252 CECO Mid Blue: 159, 194, 245 CECO Grey Text: 89, 89, 89 CECO Yellow: 255, 255, 153 CECO Content Box: 74, 126, 187 CECO Green: 146, 208, 80 CECO Dark Green: 0, 153, 0 CECO Light Green: 201, 254, 172 Expanded Global Reach * Strengthened Geographic Footprint with Deep Emerging Market Exposure Pro forma company will have a well-balanced geographic portfolio of assets Combined platform enhances ability to capitalize on emerging market growth Well-established presence in China, India and Latin America CECO Headquarters Met-Pro Headquarters CECO Met-Pro Combination Creates Pathway to Act as Industry Consolidator Combination creates a clear “pure-play” air pollution control industry leader Combination creates a company with the size and scale necessary to compete with larger diversified industrial companies

Integrated Clean Air Solutions for Industry Color Palette CECO Blue: 33, 68, 115 CECO Light Blue: 197, 226, 252 CECO Mid Blue: 159, 194, 245 CECO Grey Text: 89, 89, 89 CECO Yellow: 255, 255, 153 CECO Content Box: 74, 126, 187 CECO Green: 146, 208, 80 CECO Dark Green: 0, 153, 0 CECO Light Green: 201, 254, 172 Experienced Management Teams with Proven Track Records of Success * Opportunity to Leverage the Strength of Two World-Class Management Teams with Deep Industry, Operational and Technical Expertise Key Management Jeff Lang Chief Executive Officer and Director Benton Cook, CPA Interim Chief Financial Officer, Corporate Controller Roland Bollman Executive Vice President, Services, Parts and Filters Bruce Brashear Vice President, FKI-Buell Jack Neiser President, EFFOX Global Bill Frank President, Adwest, CECO Abatement and Busch International Hilliary Jeffries Vice President, HR & Administration Raymond J. De Hont Chief Executive Officer and President Neal E. Murphy VP-Finance, Chief Financial Officer, Secretary and Treasurer Gennaro A. D’Alterio VP/GM Met-Pro Global Pump Solutions and Keystone Filters Gregory C. Kimmer VP.GM Met-Pro Environmental Air Solutions Paul A. Tetley VP/GM Strobic Air Corporation Hans J.D. Huizinga Managing Director Mefiag BV and GZ Filter Systems and GM Mefiag USA

Integrated Clean Air Solutions for Industry Color Palette CECO Blue: 33, 68, 115 CECO Light Blue: 197, 226, 252 CECO Mid Blue: 159, 194, 245 CECO Grey Text: 89, 89, 89 CECO Yellow: 255, 255, 153 CECO Content Box: 74, 126, 187 CECO Green: 146, 208, 80 CECO Dark Green: 0, 153, 0 CECO Light Green: 201, 254, 172 Combination has Potential to Achieve Significant Synergies Expected Annual Cost Synergies of ~$9 million by 2014 Significant Implied Liquidity Through Monetization of Real Estate * CECO / Met-Pro Cost Synergies  Operational Synergies  Manufacturing / Fabrication Optimization Value Creation Cash Flow Synergies  Monetization of Real Estate Assets  Integration Efficiencies

Integrated Clean Air Solutions for Industry Color Palette CECO Blue: 33, 68, 115 CECO Light Blue: 197, 226, 252 CECO Mid Blue: 159, 194, 245 CECO Grey Text: 89, 89, 89 CECO Yellow: 255, 255, 153 CECO Content Box: 74, 126, 187 CECO Green: 146, 208, 80 CECO Dark Green: 0, 153, 0 CECO Light Green: 201, 254, 172 Additional Potential Sources of Synergies Further Upside Potential from Revenue Synergies * Potential Revenue Synergies Abatement Systems Cross-Selling Opportunities Service & Parts Small, medium and large RTOs Some abatement systems need pre-filters Engineering Installations MPEAS manufactures TOs, catalytic oxidizers and has a concentrator MPEAS / Bio-Reaction Clamp together duct components for any (lab) hoods and the plenums Duall Scrubbers Strobic Air Steel flanges, expansion joints Increased customer penetration Greater emerging market presence Benefits from scale & technology platforms 1. 2. 3. 4. Leverage service footprint to grow aftermarket & recurring revenue

Integrated Clean Air Solutions for Industry Color Palette CECO Blue: 33, 68, 115 CECO Light Blue: 197, 226, 252 CECO Mid Blue: 159, 194, 245 CECO Grey Text: 89, 89, 89 CECO Yellow: 255, 255, 153 CECO Content Box: 74, 126, 187 CECO Green: 146, 208, 80 CECO Dark Green: 0, 153, 0 CECO Light Green: 201, 254, 172 Highly Financially Compelling with Enhanced Scale * Pro forma for the full year impact of the Adwest and Aarding acquisitions, representing $41.5 million of Sales. Pro forma for the full year impact of the Adwest and Aarding acquisitions, representing $6.1 million of EBITDA. Based on LTM 12/31/2012 combined EBITDA of $40.4 million, which includes full year impact of the Adwest and Aarding acquisitions, representing $6.1 million of EBITDA. Includes $2.25 million in pro forma synergies. Total pro forma debt of approximately $95 million at rates of approximately LIBOR plus 175 – 200 bps. ($ Millions) PF Leverage (w/ Syn.) (1/31/2013) LTM Margin (%) LTM Adj. EBITDA LTM Sales 13.7% $18.5 $135.1 14.3% $15.8 $109.9 2.2x (3) 14.1% $40.4 (2) $286.5 (1) 13.9% $24.6 (2) $176.6 (1) Pro Forma Highly Favorable Financing Terms Low leverage profile supported by strong cash flow to effectively service debt Total new debt of approximately $95 million at rates of LIBOR plus 175 - 200 Strong revolver flexibility with $60 million total capacity

Integrated Clean Air Solutions for Industry Color Palette CECO Blue: 33, 68, 115 CECO Light Blue: 197, 226, 252 CECO Mid Blue: 159, 194, 245 CECO Grey Text: 89, 89, 89 CECO Yellow: 255, 255, 153 CECO Content Box: 74, 126, 187 CECO Green: 146, 208, 80 CECO Dark Green: 0, 153, 0 CECO Light Green: 201, 254, 172 In Summary * Two Industry Leaders Strong alignment with mega trends Positive outlook for 2013 and beyond for both companies Combined Strengths = Unique Value Creation Potential Sector leaders serving high growth, attractive markets Leading company with strong air pollution control, fluid handling and filtration platforms Expected highly accretive to earnings and future growth Day one winning combination for CECO and Met-Pro shareholders Substantial cost and revenue synergies as well as and long-term value creation opportunities Strong balance sheet and cash flow to support growth and cash returned to shareholders

Integrated Clean Air Solutions for Industry Color Palette CECO Blue: 33, 68, 115 CECO Light Blue: 197, 226, 252 CECO Mid Blue: 159, 194, 245 CECO Grey Text: 89, 89, 89 CECO Yellow: 255, 255, 153 CECO Content Box: 74, 126, 187 CECO Green: 146, 208, 80 CECO Dark Green: 0, 153, 0 CECO Light Green: 201, 254, 172 Appendix *

Integrated Clean Air Solutions for Industry Color Palette CECO Blue: 33, 68, 115 CECO Light Blue: 197, 226, 252 CECO Mid Blue: 159, 194, 245 CECO Grey Text: 89, 89, 89 CECO Yellow: 255, 255, 153 CECO Content Box: 74, 126, 187 CECO Green: 146, 208, 80 CECO Dark Green: 0, 153, 0 CECO Light Green: 201, 254, 172 Reconciliation of Adjusted EBITDA * (1/31/2013) (1) Pro Forma (1) Pro forma for the full year impact of the Adwest and Aarding acquisitions.